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                                                                    EXHIBIT 10.3

                           ENZON PHARMACEUTICALS, INC.
               NON-QUALIFIED STOCK OPTION CERTIFICATE & AGREEMENT

                                                      GRANT DATE:

                                                      CERTIFICATE NO.:

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
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                                          SUMMARY GRANT INFORMATION
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

         RECIPIENT:
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         NUMBER OF SHARES:
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         EXERCISE PRICE:
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                                                       1987 Non-Qualified Stock Option Plan, as amended
         PLAN:                                         (the "Plan")
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         OPTION
         TERMINATION DATE:
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                                                VESTING INFORMATION
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
                                                          Number of Shares to which the Option Becomes
                             Date                                         Exercisable
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         --------------------------------------------- ---------------------------------------------------

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         In accordance with the terms and conditions of the Plan, and the mutual promises and undertakings contained in the attached pages, intending to be legally bound, the parties hereto agree to the provisions set forth in the Option Terms attached hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

ENZON PHARMACEUTICALS, INC.


By:_________________________________                          __________________
      Paul Davit                                                   Signature
      Executive Vice President, Human Resources               __________________
                                                                     Date


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                      1987 Non-Qualified Stock Option Plan
                                  Option Terms

         1. Grant of Option. The Company hereby grants Recipient the right and option (the "Option") to purchase all or any part of an aggregate of the number of shares of the Company's common stock, par value $0.01 per share (the "Common Stock") set forth above, at the price per share set forth above (the "Exercise Price") on the terms and conditions set forth in this Agreement and in the Plan. It is understood and agreed that the Exercise Price is the per share Fair Market Value (as defined in the Plan) of such shares on the date of this Agreement. The Option is not intended to be an Incentive Stock Option within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Option is issued pursuant to the Plan and is subject to its terms. A copy of the Plan has been furnished to Recipient. Recipient hereby confirms he/she has received and thoroughly read the Plan. The Company invites and encourages Recipient to contact any member of the Company's Human Resources Department with any questions he/she may have regarding the Plan or this Agreement.

         2. Expiration. The Option shall terminate at the close of business on the termination date set forth above or earlier as is prescribed in the Plan or herein. Recipient shall not have any of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be issued to Recipient upon the proper exercise of the Option.

         3. Vesting of Option Rights. Except as otherwise provided in Section 4 of this Agreement, the Option shall become exercisable in portions in accordance with the schedule set forth above.

         4. Vesting and Exercise of Option after Termination of Directorship. Except as otherwise set forth in the Plan, the Option shall terminate and may no longer be exercised unless Recipient has served continuously as a director of the Company during the year preceding the date on which the Option is scheduled to vest and become exercisable, or from the date Recipient first became a director of the Company if Recipient joined the board of directors of the Company during such preceding year.

         5. Transfer and Assignment. This Option may not be transferred except in accordance with the terms of the Plan. The terms of this Option shall be binding upon the executors, administrators, heirs, successors, and assigns of the Recipient.

         6. Method of Exercise of Option. The Option may be exercised in whole or in part from time to time by Recipient or other proper party in accordance with the terms of the Plan by serving written notice of exercise on the Company at its principal office within the period during which the Option is exercisable as provided in this Agreement. The notice shall state the number of shares as to which the Option is being exercised and shall be accompanied by payment in full of the Exercise Price for all shares designated in the notice. Payment of the Exercise Price shall be made in cash (including bank check, personal check or money order payable to the Company), or otherwise in accordance with the Plan. This Option shall be exercised only for 100 shares of Common Stock or a multiple thereof or for the full number of shares for which the Option is then exercisable.

         7. Miscellaneous.

         (a) In the event that any provision of this Agreement conflicts with or is inconsistent in any respect with the terms of the Plan, the terms of the Plan shall control.


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         (b) Neither the Plan nor this Agreement shall be deemed to give any individual a right to remain a director of the Company.

         (c) The exercise of all or any parts of the Option shall only be effective at such time that the sale of shares of Common Stock pursuant to such exercise will not violate any state or federal securities or other laws. This Option may not be exercised if the issuance of shares of Common Stock of the Company upon such exercise would constitute a violation of any applicable Federal or state securities or other law or valid regulation. Recipient, as a condition to his or her exercise of this Option, shall represent to the Company that the shares of Common Stock of the Company that he or she acquires under this Option are being acquired by him or her for investment and not with a view to distribution or resale, unless counsel for the Company is then of the opinion that such a representation is not required under the Securities Act of 1933, as amended (the "Act") or any other applicable law, regulation, or rule of any governmental agency and shall, if the shares of Common Stock underlying this Option are not registered under the Act, acknowledge that the certificate evidencing such shares may be stamped with a restrictive legend and such shares will be "restricted securities" as defined in Rule 144 promulgated under the Act.

         (d) The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Company's Common Stock as will be sufficient to satisfy the requirements of this agreement.

         (e) In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon the exercise of the Option and in order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Recipient.

         (f) The Company, in its sole and absolute discretion, may allow Recipient to satisfy Recipient's federal and state income tax withholding obligations upon exercise of the Option by (i) having the Company withhold a portion of the shares of Common Stock otherwise to be delivered upon exercise of the Option having a Fair Market Value equal to the amount of federal and state income tax required to be withheld upon such exercise, in accordance with such rules as the Company may from time to time establish, or (ii) delivering to the Company shares of its Common Stock other than the shares issuable upon exercise of the Option with a Fair Market Value equal to such taxes, in accordance with such rules.


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